Insurance claim receivable	12 Months Ended
Dec. 31, 2025
Insurance [Abstract]
Insurance claim receivable

6. Insurance claim receivable

In May 2024, the vessel Konkar Ormi sustained minor damage due to adverse weather conditions in Rio Grande, Brazil. As of December 31, 2024, the insurance claim receivable was $245. During 2025, the claim was finalized at $341 and was collected in August 2025; accordingly, there was no insurance claim receivable outstanding related to this matter as of December 31, 2025.